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                                                                   EXHIBIT 10.24

                         PENSION BENEFITS INDEMNITY AGREEMENT

    PENSION BENEFITS INDEMNITY AGREEMENT dated as of March 20, 1997 by and between GREAT AMERICAN MANAGEMENT AND INVESTMENT, INC., a Delaware corporation ("GAMI"), EAGLE INDUSTRIAL PRODUCTS CORPORATION, a Delaware corporation ("EIPC"), EAGLE INDUSTRIES, INC., a Delaware corporation ("Eagle") (GAMI, EIPC and Eagle are referred to as the "Indemnifying Parties," and each as an "Indemnifying Party"), and FALCON BUILDING PRODUCTS, INC., a Delaware corporation ("Falcon"), HART & COOLEY, INC., a Delaware corporation ("HCI"), MANSFIELD PLUMBING PRODUCTS INC., a Delaware corporation ("MPP"), and DEVILBISS AIR POWER, INC., a Delaware corporation ("DAP") (Falcon, HCI, MPP and DAP are referred to as the "Indemnified Companies," and each as an "Indemnified Company").

    WHEREAS, the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), provides that each trade or business that is under common control with another trade or business has joint and several liability with respect to any employee pension benefit plan that is subject to ERISA, including liability for contributions that are required to be made to the plan and for underfunding in the event the Plan is terminated; and

    WHEREAS, Falcon has agreed, pursuant to the October 27, 1994 agreement between the Pension Benefit Guaranty Corporation (the "PBGC), Falcon, EIPC, Eagle, HCI, MPP, DAP and GAMI, to remain jointly and severally liable for liabilities arising under Section 4062 of ERISA in the event any plan maintained by GAMI's control group is terminated by the PBGC after Falcon ceases to be a member of GAMI's control group (the "PBGC Agreement"), a copy of which is attached hereto;

    NOW, THEREFORE, in consideration of the covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

    1.   INDEMNIFICATION

         1.1. INDEMNITY. Each Indemnifying Party, jointly and severally, agrees to indemnify each of the Indemnified Companies, and each of their respective directors, officers, employees, affiliates, subsidiaries and their subsidiaries and affiliates (collectively, the "Indemnified Company Affiliates") (the Indemnified Companies and their respective Indemnified Company Affiliates are referred to herein as the "Indemnified Parties" and each as an "Indemnified Party") against, and agrees to hold each Indemnified Party harmless from, any and all debts, claims, obligations, liabilities, losses, costs, damages, penalties or expenses (including without limitation reasonable attorneys' fees and expenses and costs of investigation, litigation and settlement) (collectively, "Losses") suffered by any Indemnified Party directly or indirectly arising out of, based upon or resulting from the PBGC Agreement or any claim that any

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Indemnified Party is responsible for any liabilities related to any plans ever maintained by GAMI's control group. However, there shall be no double recovery hereunder as to a particular Loss by virtue of there being multiple Indemnified Parties.

         1.2. NOTICE OF CLAIMS; ASSUMPTION OF DEFENSE. Each Indemnified Party shall give prompt notice to GAMI (which will act as representative of the Indemnifying Parties for purposes of this Agreement), in accordance with the terms of SECTION 2.2, of the assertion of any claim, or the commencement of any suit, action or proceeding by any party, in respect of which indemnity may be sought hereunder, giving GAMI such information with respect thereto as GAMI may reasonably request (but the giving of such notice shall not be a condition precedent to indemnification hereunder). The Indemnifying Parties shall, at their own expense, assume the defense thereof; provided that (i) counsel is reasonably satisfactory to the Indemnified Party, and (ii) GAMI, on behalf of itself and the other Indemnifying Parties, shall thereafter consult with the Indemnified Party upon reasonable request for such consultation from time to time with respect to such claim, suit, action or proceeding. The Indemnified Party shall have the right (but not the duty) to participate in the defense thereof and to employ counsel, at their own expense, separate from the counsel employed by GAMI.

         1.3. SETTLEMENT OR COMPROMISE. GAMI shall not settle or compromise any claim, suit, action or proceeding without the prior written consent of the Indemnified Party, which consent shall not be unreasonably withheld.

         1.4. FAILURE OF INDEMNIFYING PARTY TO ACT. In the event that any Indemnifying Party does not elect to assume the defense of any claim, suit, action or proceeding, then any failure of such Indemnified Party to defend or to participate in the defense of any such claim, suit, action or proceeding, or to cause the same to be done, shall not relieve any Indemnifying Party of its obligations hereunder.

    2.   MISCELLANEOUS PROVISIONS

         2.1. WAIVER AND AMENDMENT. The failure of any party hereto to comply with any of the obligations or agreements set forth herein or to fulfill any condition set forth herein may be waived only by written instrument signed by all of the parties hereto. No failure by any party to exercise, and no delay in exercising, any right hereunder shall operate as a waiver of such right hereunder by any party hereto or preclude any other future exercise of that right or any other right hereunder by such party. This Agreement may be amended or modified only by a written instrument signed by all of the parties hereto.

         2.2. NOTICES. All notices, requests or other communications required or permitted hereunder shall be in writing and shall be deemed given (i) when received if delivered by hand, (ii) on the date of transmission if sent by telex, telecopy or other wire transmission (receipt confirmed), (iii) one day after being sent by reputable overnight courier or (iv) five days after being deposited in the U.S. mail, registered or certified mail, return receipt requested,
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postage prepaid, in each case to the party to receive the same at such party's respective address set forth below, or at such other address as may from time to time be designated by such party to the other parties hereto in accordance with this SECTION 2.2:

    If to an Indemnifying Party, to:

         Great American Management
           and Investments, Inc.
         Two North Riverside Plaza
         Suite 600
         Chicago, Illinois 60606
         Attn:     Rod Dammeyer
         Fax: (312) 902-1512

    With a copy to:

         Rosenberg & Liebentritt
         Two North Riverside Plaza
         Chicago, Illinois 60606
         Attn:     Donald Liebentritt, Esq.
         Fax: (312) 454-0335

    If to Falcon:

         Falcon Building Products, Inc.
         Two North Riverside Plaza
         Suite 1100
         Chicago, Illinois 60606
         Attn:     Gus J. Athas, Esq.
         Fax: (312) 906-8402

    With a copy to:

         Mayer, Brown & Platt
         190 South LaSalle Street
         Chicago, Illinois 60603
         Attn:     James J. Junewicz, Esq.
         Fax: (312) 701-7711

         2.3. NO CREATION OF RIGHTS IN THIRD PARTIES. Nothing in this Agreement, express or implied, is intended or shall be construed to confer upon or give to any person, firm or corporation other than the parties hereto and their successors and assigns any remedy or claim under or by reason of this Agreement or any term, covenant or condition hereof, and all the terms, covenants and conditions in this Agreement shall be for the sole and exclusive benefit of the parties hereto and their successors and assigns.

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         2.4. CAPTIONS AND PARAGRAPH HEADINGS.  Captions and paragraph headings used herein are for convenience only and are not a part of this Agreement and shall not be used in construing it.

         2.5. ENTIRE AGREEMENT. This Agreement embodies the entire understanding of the parties hereto with respect to the subject matter hereof, and there are no other agreement or understandings, written or oral, in effect between the parties hereto with respect to the subject matter hereof. This Agreement supersedes and terminates all prior discussions, negotiations, understandings, arrangements and agreements among the parties hereto relating to the subject matter hereof.

         2.6. COUNTERPARTS. This Agreement may be executed in any number of duplicate counterparts, each of which shall be deemed an original and all of which together constitute one and the same instrument.

         2.7. ASSIGNABILITY. This Agreement and the provisions hereof shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto. No party may assign this Agreement without the prior written consent of the other parties hereto. Any attempted assignment of this Agreement without such prior written consent shall be void as to the other party to this Agreement.

         2.8. GOVERNING LAW. The validity, construction, operation and effect of the terms of this Agreement shall be determined and enforced in accordance with the laws of the State of Illinois without giving effect to principles of conflicts of law thereunder.

         2.9. EFFECTIVE TIME. This Agreement shall become effective at the Effective Time, as if in effect from the signing of the Agreement and Plan of Merger between Falcon Building Products, Inc. and FBP Acquisition Corp., Inc., dated March 20, 1997.

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    IN WITNESS WHEREOF, each of the parties has caused this instrument to be signed on its behalf by a duly authorized officer as of the 20th day of March, 1997.

                                       GREAT AMERICAN MANAGEMENT AND
                                         INVESTMENT, INC.

                                       By:  /s/ ROD DAMMEYER
                                          ----------------------
                                            Name:  Rod Dammeyer
                                            Title:  President

                                       FALCON BUILDING PRODUCTS, INC.

                                       By:  /s/ GUS J. ATHAS
                                          ----------------------
                                            Name:  Gus J. Athas
                                            Title:  Senior Vice-President
                                       EAGLE INDUSTRIES, INC.

                                       By:  /s/ GUS J. ATHAS
                                          ----------------------
                                            Name:  Gus J. Athas
                                            Title:  Senior Vice-President

                                       EAGLE INDUSTRIAL PRODUCTS
                                         CORPORATION

                                       By:  /s/ GUS J. ATHAS
                                          ----------------------
                                            Name:  Gus J. Athas
                                            Title:  Senior Vice-President

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                                       MANSFIELD PLUMBING PRODUCTS, INC.

                                       By:  /s/ GUS J. ATHAS
                                          ----------------------
                                            Name:  Gus J. Athas
                                            Title:  Vice-President

                                       DEVILBISS AIR POWER, INC.

                                       By:  /s/ GUS J. ATHAS
                                          ----------------------
                                            Name:  Gus J. Athas
                                            Title:  Vice-President

                                       HART & COOLEY, INC.

                                       By:  /s/ GUS J. ATHAS
                                          ----------------------
                                            Name:  Gus J. Athas
                                            Title:  Vice-President

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